UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 23, 2016

MOBILESMITH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-32634	95-4439334
(Commission File Number)	(IRS Employer Identification No.)

5400 Trinity Road, Suite 208 Raleigh, North Carolina	27607
(Address of Principal Executive Offices)	(Zip Code)

(855) 516-2413
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 24, 2016, Mobilesmith, Inc. (the “Company”) entered into First Amendment (the “First Amendment”) to Loan and Security Agreement with Comerica Bank dated June 9, 2014, (the “2014 Comerica LSA"”). The First Amendment extends the maturity date of the outstanding loan under the 2014 Comerica LSA from June 6, 2016 to June 6, 2018.

Except as so amended, all of the terms relating to the outstanding 2014 Comerica LSA remain unchanged.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 hereof is incorporated herein by reference.

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As reported in Item 5.07 of this Form 8-K Report, the stockholders of the Company approved the 2016 Equity Compensation Plan (the “2016 Plan”) at the Company’s 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting").

The description of the material terms of the 2016 Plan included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 12, 2016 (the “Company’s Proxy Statement”) for the 2016 Annual Meeting, is incorporated by reference in this Form 8-K. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan which is filed as Appendix B in the Company’s Proxy Statement and is also incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company, held its annual meeting of stockholders on May 23, 2016 at 10:00 a.m. at its premises at 5400 Trinity Road, Suite 208, Raleigh, North Carolina, 27607. As of April 8, 2016, the record date for the 2016 Annual Meeting, there were 19,827,542 shares of common stock issued and outstanding. A quorum of common stockholders, present in person or by proxy, representing 11,985,017 shares of common stock was present at the 2016 Annual Meeting. The results of the stockholder voting at the annual meeting are set forth below.

Stockholders voted on the following matters:

Proposal No. 1 — Election of Directors

The stockholders elected the following three individuals as directors of the Company, each for a one-year term of office to serve until the Company’s next annual meeting of stockholders and to serve until his successor shall have been duly elected and qualified or until his earlier resignation or removal.

Name	For	Withheld	Broker Non-Vote
Amir Elbaz	11,978,909	6,108	0
Jon Campbell	11,979,949	5,068	0
Ronen Shviki	11,979,949	5,068	0

Proposal No. 2 — Amendment to the Certificate of Incorporation to Increase the Number of Shares of Common Stock That the Company is Authorized to Issue to 100,000,000

The Company’s shareholders authorized the Company to amend the Company’s Certificate of Incorporation to increase the authorized shares of common stock from 45 million to 100 million as set forth below.

For	Against	Abstain	Broker Non-Vote
11,962,337	5,568	17,112	N/A

Proposal No. 3 — Approval of the Mobilesmith, Inc. 2016 Equity Compensation Plan

The Company’s stockholders approved the Company’s 2016 Plan, as set forth below:

For	Against	Abstain	Broker Non-Vote
11,978,409	6,608	0	0

Proposal No. 4 — Advisory Vote on the Compensation of our Named Executive Officers

The Company’s stockholders approved, in a nonbinding and advisory vote, the compensation of its named executive officers as described in the Company’s Proxy Statement, as set forth below:

For	Against	Abstain	Broker Non-Vote
11,978,649	5,568	800	N/A

All proposals received the requisite number of votes and were approved.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 First Amendment to Loan and Security Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2016	By:	/s/ Gleb Mikhailov
	Name:	Gleb Mikhailov
	Title:	Chief Financial Officer

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